UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2011
ROCKWELL MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road,Wixom, Michigan 48393

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (248)960-9009

Not applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 7, 2011, the Compensation Committee of the Board of Directors of Rockwell Medical Technologies, Inc. (the “Company”) approved salary increases for 2011 and discretionary cash bonuses for 2010 performance for certain of the Company’s executive officers, as follows:

Executive	Position	Bonus	New Annual Salary	Prior Annual Salary
Robert Chioini	Chief Executive Officer	198,750	505,000	495,000
Thomas Klema	Chief Financial Officer	73,750	301,000	295,000
Dr. Ajay Gupta	Chief Scientific Officer	87,000	355,000	348,000
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL TECHNOLOGIES, INC.
Date: April 11, 2011	By:	/s/ Thomas E. Klema
Thomas E. Klema
Its: Chief Financial Officer

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